UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT: NOVEMBER 1, 2005

COMMERCIAL NET LEASE REALTY, INC.

(exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-11290 (Commission File Number)	56-1431377 (I.R.S. Employment Identification No.)

450 South Orange Avenue, Suite 900, Orlando, Florida 32801

(Address of principal executive offices, including zip code)

(407) 265-7348

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 1, 2005, Commercial Net Lease Realty, Inc. issued a press release announcing its results of operations and financial condition for the quarter and nine months ended September 30, 2005. The press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release, dated November 1, 2005, of Commercial Net Lease Realty, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Commercial Net Lease Realty, Inc.

Date: November 1, 2005	By:	/s/ Kevin B. Habicht
Kevin B. Habicht
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 1, 2005, of Commercial Net Lease Realty, Inc.